UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 22, 2019

EHEALTH, INC. (Exact Name of Registrant as Specified in its Charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

2652 AUGUSTINE DRIVE, SECOND FLOOR
SANTA CLARA, CALIFORNIA 95054
(Address of principal executive offices) (Zip Code)

(650) 584-2700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

This Current Report on Form 8-K is filed by eHealth, Inc., a Delaware corporation (the “Registrant”), in connection with the matters described herein.

Section 8 - Other Events

Item 8.01 Other Events

Attached as Exhibit 99.1, and incorporated herein by this reference, are the sections of the Preliminary Prospectus Supplement dated January 22, 2019, to the Registration Statement on Form S-3 (File No. 333-228862) filed on December 17, 2018 and amended on January 22, 2019 (the “Preliminary Prospectus Supplement”), under the headings entitled “Company Overview,” “Our Competitive Strengths,” “Our Market Opportunity,” “Our Growth Strategy” and certain portions of the Preliminary Prospectus Supplement that appear under the heading entitled “Risk Factors.”

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1
Selected portions of the Registrant’s Preliminary Prospectus Supplement dated January 22, 2019, to the Registration Statement on Form S-3 (File No. 333-228862) filed on December 17, 2018 and amended on January 22, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 22, 2019	/s/ Derek N. Yung Derek N. Yung Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1
Selected portions of the Registrant’s Preliminary Prospectus Supplement dated January 22, 2019, to the Registration Statement on Form S-3 (File No. 333-228862) filed on December 17, 2018 and amended on January 22, 2019.